UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 19, 2021

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One World Trade Center	New York	NY	10007
(Address of principal executive offices)

(212)	658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	AMBC	New York Stock Exchange
Warrants	AMBCW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to

Section 13(a) of the Exchange Act.	☐

Item 1.01. Entry into a Material Definitive Agreement.
Purchase Agreement
On January 19, 2021, Ambac Assurance Corporation (“AAC”), a wholly-owned subsidiary of Ambac Financial Group, Inc. (“AFG” and, together with AAC, the “Company”) entered into a purchase agreement (the “Agreement”) with AFG and certain funds or accounts affiliated with or managed by CVC Credit Partners, LLC,CVC Credit Partners Investment Management Limited and EJF Capital LLC (the “Note Holders”), pursuant to which, subject to the conditions precedent set forth in the Agreement and described herein, (i) the Note Holders have agreed to sell to AAC all of the individual beneficial or book-entry interests (the “Interests”) in the 5.1% senior notes due August 28, 2039 (the “Notes”), issued by the Corolla Trust, a Delaware statutory trust formed by AFG in 2014, (ii) AFG has agreed to sell to AAC the owner trust certificate for the Corolla Trust (the “Certificate”), which constitutes all of the equity interests in the Corolla Trust, and (iii) AAC has agreed to exchange the Interests and the Certificate for AAC’s 5.1% Senior Surplus Notes due 2020 (the “Senior Surplus Notes”) (collectively, the Transaction”). The Note Holders hold 100% of the outstanding Notes.
Pursuant to the Agreement, each $1.00 principal amount of the Notes (and the associated amount of accrued and unpaid interest thereon) was exchanged for $0.9125 principal amount of Senior Surplus Notes (in factored par value, and the associated amount of accrued and unpaid interest thereon) on the date of the consummation of the Transaction (the “Closing”). In addition, every $1.00 principal amount of the Certificate (and the associated amount of accrued and unpaid interest thereon) was exchanged for $0.64 principal amount of Senior Surplus Notes (in factored par value, and the associated amount of accrued and unpaid interest thereon) on the date of Closing. The Closing occurred on January 22, 2021.
The Agreement contains customary representations and warranties from each of AAC, AFG and the Note Holders. Pursuant to the terms of the Agreement, all Interests held by the Note Holders will be subject to the terms of the Agreement and may not be transferred other than pursuant to the terms thereof. Subject to certain exclusions, Note Holders may transfer Interests, provided that any transferee of such Interests signs a joinder agreement to the Agreement.
The foregoing summary of the Agreement is qualified in its entirety by reference to the text of the Agreement, which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Senior Surplus Notes
As described above, AAC has agreed to exchange the Interests and the Certificate for $266,807,712 aggregate principal amount of AAC’s Senior Surplus Notes (in factored par value). The Senior Surplus Notes are governed by the Fiscal Agency Agreement, dated as of June 7, 2010, between AAC and The Bank of New York Mellon, as fiscal agent (as amended or supplemented from time to time, the “Fiscal Agency Agreement”). The additional Senior Surplus Notes exchanged pursuant to the Purchase Agreement will be part of the same series as, and rank equally with, the existing Senior Surplus Notes previously issued. After giving effect to the exchange, $840,306,243 principal amount of Senior Surplus Notes (in factored par value) are outstanding, which is equivalent to a principal amount of $1,138,990,039 (in non-factored par value), and total principal and accrued and unpaid interest of Senior Surplus Notes outstanding is $1,389,624,795 (in factored par value). Outstanding Senior Surplus Note amounts include the amount owned by AFG, which amount is eliminated in consolidation for purposes of US generally accepted accounting principles.
The Senior Surplus Notes have a scheduled maturity date of June 7, 2020 and accrue interest at a rate of 5.1% per annum on any unpaid principal or interest through the actual date of payment. All payments of principal and interest on the Senior Surplus Notes are subject to the prior approval of the OCI. Since the issuance of the Senior Surplus Notes in 2010, OCI has declined to approve regular payments of interest on surplus notes, with certain exceptions for exceptional payments.
The foregoing summary and description of the Senior Surplus Notes is qualified in its entirety by reference to the Fiscal Agency Agreement, which is filed as Exhibits 4.12 and 4.13 to our Annual Report on Form 10-K.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.
Item 7.01. Regulation FD Disclosure.
On January 25, 2021, AFG issued a press release to announce the Transaction, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
The information furnished pursuant to this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act.
Forward-Looking Statements
In this report, statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “expect,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors” in our most recent SEC filed quarterly or annual report.
Any or all of management’s forward-looking statements here or in other publications may turn out to be incorrect and are based on management’s current belief or opinions. AFG’s actual results may vary materially, and there are no guarantees about the performance of AFG’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) the highly speculative nature of AFG’s common stock and volatility in the price of AFG’s common stock; (2) uncertainty concerning the Company’s ability to achieve value for holders of its securities, whether from AAC and its subsidiaries or from transactions or opportunities apart from AAC and its subsidiaries, including new business initiatives; (3) changes in AFG’s estimated representation and warranty recoveries or loss reserves over time; (4) failure to recover claims paid on Puerto Rico exposures or incurrence of losses in amounts higher than expected; (5) adverse effects on AFG’s share price resulting from future offerings of debt or equity securities that rank senior to AFG’s common stock; (6) potential of rehabilitation proceedings against AAC; (7) dilution of current shareholder value or adverse effects on AFG’s share price resulting from the issuance of additional shares of common stock; (8) inadequacy of reserves established for losses and loss expenses and possibility that changes in loss reserves may result in further volatility of earnings or financial results; (9) increased fiscal stress experienced by issuers of public finance obligations or an increased incidence of Chapter 9 filings or other restructuring proceedings by public finance issuers, including an increased risk of loss on revenue bonds of distressed public finance issuers due to judicial decisions adverse to revenue bond holders; (10) AFG's inability to realize the expected recoveries included in its financial statements; (11) insufficiency or unavailability of collateral to pay secured obligations; (12) credit risk throughout AFG’s business, including but not limited to credit risk related to residential mortgage-backed securities, student loan and other asset securitizations, public finance obligations (including obligations of the Commonwealth of Puerto Rico and its instrumentalities and agencies) and exposures to reinsurers; (13) credit risks related to large single risks, risk concentrations and correlated risks; (14) the risk that AFG’s risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss; (15) risks associated with adverse selection as AFG’s insured portfolio runs off; (16) adverse effects on operating results or the Company’s financial position resulting from measures taken to reduce risks in its insured portfolio; (17) disagreements or disputes with AFG's insurance regulators; (18) our inability to mitigate or remediate losses, commute or reduce insured exposures or achieve recoveries or investment objectives, or the failure of any transaction intended to accomplish one or more of these objectives to deliver anticipated results; (19) AFG’s substantial indebtedness could adversely affect its financial condition and operating flexibility; (20) AFG may not be able to obtain financing or raise capital on acceptable terms or at all due to its substantial indebtedness and financial condition; (21) AFG may not be able to generate the significant amount of cash needed to service its debt and financial obligations, and may not be able to refinance its indebtedness; (22) restrictive covenants in agreements and instruments may impair AFG’s ability to pursue or achieve its business strategies; (23) loss of control rights in transactions for which we provide insurance due to a finding that AFG has defaulted; (24) the impact of catastrophic environmental or natural events including catastrophic public health events like the COVID-19 pandemic, on significant portions of our insured and investment portfolios; (25) adverse tax consequences or other costs resulting from the characterization of AAC’s surplus notes or other obligations as equity; (26) risks attendant to the change in composition of securities in AFG’s investment portfolio; (27) changes in prevailing interest rates; (28) the expected discontinuance of the London Inter-Bank Offered Rate; (29) factors that may influence the amount of installment premiums paid to AFG; (30) default by one or more of AFG's portfolio investments, insured issuers or counterparties; (31) market risks impacting assets in AFG’s investment portfolio or the value of our assets posted as collateral in respect of interest rate swap transactions; (32) risks relating to determinations of amounts of impairments taken on investments; (33) the risk of litigation and regulatory inquiries or investigations, and the risk of adverse outcomes in connection therewith, which could have a material adverse effect on AFG’s business, operations, financial position, profitability or cash flows; (34) actions of stakeholders whose interests are not aligned with broader interests of AFG's stockholders; (35) system security risks, data protection breaches and cyber attacks; (36) changes in accounting principles or practices that may impact AFG’s reported financial results; (37) the economic and regulatory impact of “Brexit”; (38) operational risks, including with respect to internal processes, risk and investment models, systems and employees, and failures in services or products provided by third parties; (39) AFG’s financial position that may prompt departures of key employees and may impact its ability to attract qualified executives and employees; (40) fluctuations in foreign currency exchange rates could adversely impact the insured portfolio in the event of loss reserves or claim payments denominated in a currency other than US dollars and the value of non-US dollar denominated securities in our investment portfolio; (41) decisions made by AAC’s primary insurance regulator for the benefit of policyholders that may result in material adverse consequences for holders of AFG’s securities or holders of securities issued or incurred by AAC; and (42) other risks and uncertainties that have not been identified at this time.

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
10.1
Form of Purchase Agreement, by and among Ambac Assurance Corporation, Ambac Financial Group, Inc. and certain funds or accounts affiliated with or managed by CVC Credit Partners, LLC, CVC Credit Partners Investment Management Limited and EJF Capital LLC, dated as of January 19, 2021.*

99.1	Press Release dated January 25, 2021.
101.INS	XBRL Instance Document - the instance document does not appear in the interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags or embedded within the Inline XBRL document
•Certain schedules and other similar attachments to such agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of such omitted documents to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	January 25, 2021	By:	/s/ William J. White
William J. White
First Vice President, Secretary and Assistant General Counsel

Exhibit 10.1

FORM OF
PURCHASE AGREEMENT

January 19, 2021

Ambac Assurance Corporation
One World Trade Center
New York, New York 10007

Attention: Stephen M. Ksenak, Senior Managing Director and General Counsel

Re:    Purchase Agreement (this “Agreement”)
Ladies and Gentlemen:
This Agreement is between the holders identified on Schedule A hereto (the “Note Holders”), Ambac Financial Group, Inc. (the “Certificate Holder” and, together with the Note Holders, the “Holders”) and Ambac Assurance Corporation (the “Company” and, together with the Holders, the “Parties” and each a “Party”) regarding the terms and conditions under which (i) each Note Holder has agreed to sell to the Company the aggregate principal amount of individual beneficial or book-entry interests as set forth beside its name on Schedule A, plus associated accrued and unpaid interest (the “Interests”, which shall, for the purposes of this Agreement, be increased or decreased to take account of any sales, assignments, pledges, hypothecations, transfers or other disposals or acquisitions of such Interests by such Note Holder pursuant to and in accordance with Section 10(c)), in the 5.1% senior notes due August 28, 2039 (the “Notes”) issued by the Corolla Trust, a Delaware statutory trust formed in August 2014 by the Certificate Holder and Wilmington Trust, National Association, as owner trustee (the “Trust”), (ii) the Certificate Holder has agreed to sell to the Company the owner trust certificate, representing approximately $102,600,000 total outstanding amount (including accrued and unpaid interest thereon through the date hereof), in the Trust (the “Certificate”), which constitutes all of the equity interests in the Trust, and (iii) the Company has agreed to purchase the Interests and the Certificate from the Holders in exchange for the Company’s 5.1% senior surplus notes due 2020 (the “Senior Surplus Notes”) as set forth herein (collectively, the “Transaction”).
Reference is made to those certain Letter Agreements, dated as of the date hereof and entered into by the investment managers of each of the Note Holders concurrently herewith (the “Letter Agreements”), pursuant to which such investment managers have agreed to certain arrangements with respect to the Certificate Holder and its Subsidiaries and Affiliates (each as defined therein).
§1.Representations and Warranties of the Parties. (a) To induce the Company to enter into this Agreement, each of the Note Holders, severally and not jointly, hereby represents and warrants to the Company as of the date hereof as follows:
(i)Such Note Holder is validly existing and in good standing under the laws of the jurisdiction of its formation.
(ii)Such Note Holder has the requisite power and authority, and has taken all requisite action, to enter into this Agreement and implement the terms hereof, and this Agreement has been duly authorized, executed and delivered by such Note Holder and constitutes its legal, valid and binding agreement in accordance with its terms. No third party consents or approvals are required for such Note Holder to enter into and perform its obligations under this Agreement.
(iii)Such Note Holder (i) is the beneficial owner (as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of (or has investment discretion on behalf of the beneficial owner of) the Interests next to such Note Holder’s name on Schedule A hereto, (ii) is (x) a “qualified institutional buyer” as such term is defined in Rule 144A under the Exchange Act or (y) an “institutional” accredited investor (as defined in Rule 501(a)(1), (2), (3) or (7) under Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) and (iii) understands that the Transaction is being made pursuant to an exemption from the registration requirements under the Securities Act, and any applicable state securities or “blue sky” requirements. As of the date hereof and at the time the Interests are transferred to the Company, such Note Holder has and will have good and valid title to the Interests owned by it, free and clear of any and all liens, claims and encumbrances. Except for the transactions contemplated by this Agreement, there are no options, purchase rights or other agreements or commitments (written or oral) obligating such Note Holder to transfer or sell, or cause the transfer or sale of, any of the Interests. To the knowledge of such Note Holder, no person, other than the Note Holders and the Company, has any claims or rights with respect to the Interests.
(iv)Such Note Holder is experienced, sophisticated and knowledgeable in the trading of securities and other instruments of private and public companies and is capable of evaluating the merits and risks of the Transaction pursuant hereto. Such Note Holder has been provided the opportunity to conduct, and has conducted, an independent evaluation of the Company, the Notes, the Senior Surplus Notes, the Transaction and related matters in order to determine whether to engage in the Transaction contemplated hereby. Such Note Holder did not rely on the investigation or diligence of any other party, including, without limitation, any agent, advisors or representatives of the Company, including Moelis & Company LLC (“Moelis” and, collectively, the “Representatives”).
(v)Such Note Holder engaged in this transaction without any form of solicitation being made by the Company or any Representatives and initially approached the Company regarding this Transaction.
(vi)Such Note Holder is purchasing the Senior Surplus Notes for its own account, for investment purposes only, and not for, with a view to, or in connection with the resale or other distribution thereof, in whole or in part.
(vii)Such Note Holder is not relying on any representation, warranty or covenant made by the Company or any of its Representatives with respect to the Transaction, other than the representations, warranties and covenants made by the Company in this Agreement. Such Note Holder agrees that Moelis shall have no liability to such Note Holder in connection with any information regarding the Company, the Notes, the Senior Surplus Notes, the Transaction and related matters received or considered by such Note Holder in entering into the Transaction. Such Note Holder acknowledges that the Company is relying on the representations, warranties, acknowledgements, agreements and undertakings of the Note Holders in this Agreement in engaging in its purchase of the Interests from the Note Holders, and would not engage in such purchase in the absence of such representations, warranties, acknowledgements, agreements and undertakings.
(viii)Such Note Holder acknowledges that the Company and its Representatives may possess material non-public information regarding the Notes, the Senior Surplus Notes, the Trust or the Company that will not be provided to the Note Holders (the “Excluded Information”). Such Excluded Information may be indicative of a value of the Interests that is different than the Notes Exchange Ratio (as defined below) or otherwise adverse to the Note Holders’ interests and, therefore, such information could be material to the Note Holders’ decision to sell the Interests. Such Note Holder acknowledges that it has not requested and does not wish to receive Excluded Information from the Company and agrees that the Company and its Representatives shall have no liability to such Note Holder with respect to the non-disclosure of the Excluded Information.
(ix)The Notes Exchange Ratio (as defined below) that the Company is willing to pay and the Note Holders are willing to accept has resulted from an arms length negotiation between the applicable Parties.
(b)    To induce the Company to enter into this Agreement, the Certificate Holder hereby represents and warrants to the Company as of the date hereof as follows:
(i)It is validly existing and in good standing under the laws of the jurisdiction of its formation.
(ii)It has the requisite power and authority, and has taken all requisite action, to enter into this Agreement and implement the terms hereof, and this Agreement has been duly authorized, executed and delivered by the Certificate Holder and constitutes its legal, valid and binding agreement in accordance with its terms. No third party consents or approvals are required for the Certificate Holder to enter into and perform its obligations under this Agreement.
(iii)It (i) is the owner of the Certificate, (ii) is (x) a “qualified institutional buyer” as such term is defined in Rule 144A under the Exchange Act or (y) an “institutional” accredited investor (as defined in Rule 501(a)(1), (2), (3)

or (7) under Regulation D promulgated under the Securities Act) and (iii) understands that the Transaction is being made pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended, and any applicable state securities or “blue sky” requirements. At the time the Certificate is transferred to the Company, the Certificate Holder has good and valid title to the Certificate, free and clear of any and all liens, claims and encumbrances. Except for the transactions contemplated by this Agreement, there are no options, purchase rights or other agreements or commitments (written or oral) obligating the Certificate Holder to transfer or sell, or cause the transfer or sale of, the Certificate. To the knowledge of the Certificate Holder, no person, other than the Certificate Holder and the Company, has any claims or rights with respect to the Certificate.
(iv)It is experienced, sophisticated and knowledgeable in the trading of securities and other instruments of private and public companies and is capable of evaluating the merits and risks of the Transaction pursuant hereto. It has independently and without reliance on the Company or its affiliates and based on such documents and information as it has deemed appropriate, made its own decision to enter into this Agreement and engage in the Transaction.
(v)It is purchasing the Senior Surplus Notes for its own account, for investment purposes only, and not for, with a view to, or in connection with the resale or other distribution thereof, in whole or in part.
(vi)The Certificate Exchange Ratio (as defined below) that the Company is willing to pay and the Certificate Holder is willing to accept has resulted from an arms length negotiation between the applicable Parties.
(c)    To induce the Note Holders to enter into this Agreement, the Company represents and warrants to the Note Holders as of the date hereof as follows:
(i)It is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation.
(ii)It has the requisite power and authority, and has taken all requisite action, to enter into this Agreement and implement the terms hereof, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes its legal, valid and binding agreement in accordance with its terms. Subject to the satisfaction of the condition set forth in Section 4(a) below, no third party consents or approvals are required for the Company to enter into and perform its obligations under this Agreement.
(iii)The Company is experienced, sophisticated and knowledgeable in the trading of securities and other instruments of private and public companies and is capable of evaluating the merits and risks of the Transaction pursuant hereto. It has independently and without reliance on the Note Holders and based on such documents and information as it has deemed appropriate, made its own decision to enter into this Agreement and purchase the Interests and the Certificate.
(iv)As of the date hereof and at the time the Senior Surplus Notes are transferred to the Note Holders, the Company has and will have good and valid title to such Senior Surplus Notes, free and clear of any and all liens, claims and encumbrances. Except for the transactions contemplated by this Agreement, there are no options, purchase rights or other agreements or commitments (written or oral) obligating the Company to transfer or sell, or cause the transfer or sale of, any of the Senior Surplus Notes. To the knowledge of the Company, no person, other than the Company and the Note Holders, has any claims or rights with respect to the Senior Surplus Notes to be transferred in the Transaction.
(v)The Senior Surplus Notes to be transferred to the Holders in the Transaction are duly authorized obligations of the Company enforceable in accordance with their terms, and have the same CUSIP, the same restrictions on transfer (in accordance with applicable law for transfer of securities by an issuer and the representations set forth in Sections 1(a)(iii) and 1(b)(iii)) and the same seniority and priority in liquidation as, and are otherwise fungible with, the Senior Surplus Notes that are currently outstanding, and the holders of such Senior Surplus Notes will otherwise be entitled to all the rights afforded to the existing Senior Surplus Notes under the Fiscal Agency Agreement (as defined herein). The Company will request that the Office of the Commission of Insurance of the State of Wisconsin (“OCI”) include a statement in any approval order provided to the Company confirming that the Senior Surplus Notes provided as consideration in the Transaction are of the same priority as the existing Senior Surplus Notes.

(vi)The Company is not relying on any representation, warranty or covenant made by the Note Holders with respect to the Transaction other than the representations, warranties and covenants made by or on behalf of the Note Holders in this Agreement and the applicable Letter Agreement. The Company acknowledges that the Note Holders are relying on the representations, warranties, acknowledgements, agreements and undertakings of the Company in this Agreement in engaging in their purchase of the Senior Surplus Notes from the Company, and would not engage in such purchase in the absence of such representations, warranties, acknowledgements, agreements and undertakings.
§2.Exchange.
(a)    Exchange of the Notes.
(i)Subject to the satisfaction or waiver of the conditions set forth in Section 4 below, and all of the other terms and conditions set forth herein, each Note Holder hereby agrees to sell to the Company and the Company agrees to purchase from each Note Holder, all (but not less than all) of the Interests, in exchange for $0.9125 principal amount of Senior Surplus Notes (in factored par value) and the associated amount of accrued and unpaid interest thereon for every $1.00 principal amount of the Notes and the associated amount of accrued and unpaid interest thereon (the “Notes Exchange Ratio”) on the Closing Date (defined below). The Senior Surplus Notes resold will be outstanding Senior Surplus Notes held by the Company. For the avoidance of doubt, the sale of the Interests shall include a corresponding transfer of all of the Note Holders’ rights under the Trust and any other documents governing the Notes, including without limitation, the right to all accrued and unpaid interest thereon and all interests in collateral securing the Notes.
(ii)The sale of the Interests is intended to take place upon delivery by the Note Holders to the accounts specified by the Company of the Interests through the systems of The Depository Trust Company (“DTC”) pursuant to DTC’s delivery and settlement procedures, including free delivery or a Deposit/Withdrawal at Custodian (“DWAC”). The sale of the Interests is being made in compliance with Section 4(a)(2) under the Securities Act and complies with all restrictions on the transfer of the Notes contained in the Notes and the amended and restated agreement governing the Trust, dated as of August 28, 2014, among the Certificate Holder, Bank of New York Mellon, as note trustee, paying agent, registrar and account bank, and Wilmington Trust, National Association, as owner trustee (as may be amended, modified or supplemented, the “Trust Agreement”).
(b)    Exchange of the Certificate.
(i)Subject to the satisfaction or waiver of the conditions set forth in Section 4 below, and all of the other terms and conditions set forth herein, the Certificate Holder hereby agrees to sell to the Company and the Company agrees to purchase from the Certificate Holder, the Certificate, in exchange for $0.64 principal amount of Senior Surplus Notes (in factored par value) and the associated amount of accrued and unpaid interest thereon for every $1.00 principal amount of the Certificate and the associated amount of accrued and unpaid interest thereon (the “Certificate Exchange Ratio”) on the Closing Date. The Senior Surplus Notes resold will be outstanding Senior Surplus Notes held by the Company. For the avoidance of doubt, the sale of the Certificate shall include a corresponding transfer of all of the Certificate Holder’s rights under the Trust and any other documents governing the Certificate, including without limitation, the right to all accrued and unpaid interest thereon and all interests in collateral securing the Certificate.
(ii)The sale of the Certificate is intended to take place upon delivery of the physical Certificate by the Certificate Holder to the Company at the address specified by the Company pursuant to the transfer procedures described in the Trust documents. The sale of the Certificate is being made in compliance with Rule 4(a)(2) under the Securities Act and complies with all restrictions on the transfer of the Certificate contained in the Certificate and the Trust Agreement.
(c)    Resale of the Senior Surplus Notes. The resale of the Senior Surplus Notes by the Company in exchange for the Interests and the Certificate, respectively, is intended to take place upon delivery by the Company to the accounts specified by each Note Holder and the Certificate Holder of the Senior Surplus Notes through the systems of DTC pursuant to DTC’s delivery and settlement procedures, including free delivery or a DWAC. The resale of the Senior Surplus Notes is being made in compliance with Rule 4(a)(2) under the Securities Act and complies with all restrictions on the transfer of the Senior Surplus Notes contained in the Senior Surplus Notes and the Fiscal Agency Agreement (as defined herein).

§3.Closing. The closing (the “Closing”) of the Transaction shall occur no later than five (5) Business Days subsequent to the satisfaction or waiver of the conditions set forth in Section 4 (such date of the Closing, the “Closing Date”). “Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by applicable law to close.
§4.Conditions. The Closing of the Transaction is subject to the following conditions precedent being satisfied or, in the Company’s sole discretion with respect to (b) to (f) below, waived; provided, that the satisfaction or waiver of such conditions precedent shall occur within 30 calendar days of the date of this Agreement (the “Conditions Period”):
(a)receipt of approval of OCI pursuant to applicable law and operative documents;
(b)holders representing 100% of the outstanding Notes shall have executed this Agreement and properly delivered their Notes to the Company on the Closing Date in accordance herewith;
(c)receipt of any tax and other customary legal opinions deemed necessary by the Company;
(d)execution, delivery and effectiveness of the Amendment (as defined herein);
(e)no person, other than the Certificate Holder or its subsidiaries, shall have taken any action that would reasonably be expected to prevent or materially adversely impact the Closing or, as a consequence of the Transaction, the Company or the Certificate Holder; and
(f)each Note Holder shall have executed and delivered, or have caused to be executed and delivered on their behalf, a Letter Agreement, to be in full force and effect as of the Closing Date.
§5.Senior Surplus Notes. The Holders acknowledge and agree:
(a)That the Senior Surplus Notes may not be sold, transferred or otherwise disposed of without registration under the Securities Act or any exemption therefrom, and in the absence of an effective registration statement covering the Senior Surplus Notes or an available exemption from registration under the Securities Act, the Holders may hold the Senior Surplus Notes indefinitely;
(b)That the Senior Surplus Notes shall be resold in accordance with and are governed by the Fiscal Agency Agreement, dated as June 7, 2010, between the Company and The Bank of New York Mellon, as fiscal agent (as amended, supplemented or otherwise modified from time to time, the “Fiscal Agency Agreement”);
(c)That, in accordance with the Fiscal Agency Agreement, the Senior Surplus Notes shall be represented by a global note in the form of global note attached thereto, including the applicable legends; and
(d)By accepting Senior Surplus Notes in the Transaction, to treat such Senior Surplus Notes as indebtedness for U.S. federal income tax purposes.
§6.Trust Agreement.    In connection with the Transaction, the Holders consent to the amendment of the Trust Agreement, substantially in the form attached hereto as Exhibit B (the “Amendment”), which Amendment shall be effective concurrently with the Closing of the Transaction.
§7.Amendments, Waivers, etc. This Agreement may be amended, modified, supplemented or waived by the Parties hereto at any time solely by an instrument in writing signed on behalf of (a) the Company, (b) the Certificate Holder and (c) each Note Holder. Any amendment, modification, supplement or waiver so effected shall be binding upon the Company, the Certificate Holder, each Note Holder and all of its respective successors and permitted assigns whether or not such Party, successor or assignee entered into or approved such amendment, modification, supplement or waiver. Unless expressly stated otherwise a waiver shall be effective only in the circumstances for which it is given. No delay or omission by any Party in exercising any right or remedy provided by applicable law or under this Agreement shall constitute a waiver of such right or remedy. The single or partial exercise of a right or remedy under this Agreement shall not preclude any other nor restrict any further exercise of any such right or remedy.
§8.Notices. (a) Any notice or other communication to be given under or in connection with this Agreement (“Notice”) shall be in writing and signed by or on behalf of the Party giving it. A Notice may be delivered personally, by hand-

delivery, sent by e-mail, or sent by pre-paid overnight delivery to the address or e-mail address specified below each Party’s name on its signature page hereto and marked for the attention of the person specified. A Party shall notify the other Parties of any change to its address details in accordance with the provisions of this Section 8; provided that such notification shall only be effective on the later of the date specified in the notification and five (5) Business Days after deemed receipt.
(b)    Notice shall be deemed to have been received:
(i)at the time of delivery if delivered personally or by hand-delivery;
(ii)at the time of sending if sent by e-mail, provided that receipt shall not occur if the sender receives an automated message indicating that the message has not been delivered to the recipients; or
(iii)9:00 a.m. ET two (2) Business Days after the time and date of posting if sent by pre-paid overnight delivery;
provided that if deemed receipt of any Notice occurs after 5:00 p.m. ET or is not on a Business Day, deemed receipt of the Notice shall be 9:00 a.m. ET on the next Business Day
§9.Termination. The Parties agree that if (i) the Company fails to purchase the Interests on the Closing Date or (ii) the Company fails to satisfy or waive the conditions set forth in Section 4 prior to the end of the Conditions Period, in either case for any reason other than a breach of this Agreement by a Note Holder, this Agreement shall terminate and the Note Holders shall continue to have all of their rights and remedies at law and in equity against the Company. For the avoidance of doubt, if a Note Holder fails to sell its Interests to the Company on the Closing Date due to an action or omission by such Note Holder, this Agreement shall terminate, the Company shall have all of its rights and remedies at law and in equity against such Note Holder and the other non-defaulting Note Holders shall continue to have all of their rights and remedies at law and in equity against the Company; except that if the Company has purchased such non-defaulting Note Holder’s Interests on the terms and conditions set forth in this Agreement, this Agreement shall continue in full force and effect with respect to such non-defaulting Note Holder.
§10.Miscellaneous.
(a)No provision of this Agreement shall be construed to require any Party or its affiliates to take any action that would violate any applicable law (whether statutory or common), rule or regulation.
(b)The Parties agree that this Agreement, including, without limitation, the representations, warranties, agreements, waivers, releases, acceptances and acknowledgments contained herein, shall be binding upon and inure to the benefit of the other Parties hereto, and each of their respective permitted successors and assigns, and shall survive the execution and delivery of this Agreement and the consummation of the Transaction. It is understood and agreed that all of the rights and obligations of the Note Holders, including without limitation, all representations, warranties, agreements, covenants and acknowledgments of the Note Holders hereunder, shall be several, and not joint and several. This Agreement shall not be assignable by any Note Holder without the prior written consent of the Company, except as provided in (c) below, or by the Company without the prior written consent of the Note Holders except to an affiliate or wholly owned subsidiary of the Company (provided that, in the case of an assignment by the Company, the Company shall remain responsible for its obligations hereunder).
(c)Each Note Holder covenants and agrees that, so long as this Agreement has not terminated in accordance with its terms, it shall not, directly or indirectly, sell, assign, pledge, hypothecate, transfer or otherwise dispose of any of its Notes or Interests (including, without limitation, any participation therein) other than to (i) the Company, the Certificate Holder or an affiliate thereof, (ii) one of more of its affiliates, or, in the case of a Note Holder that is managing Notes on behalf of, or is itself, a fund, sponsored product or separate account, to another fund, sponsored product or separate account managed or advised by such Note Holder or the same investment manager or investment adviser that manages such Note Holder or an affiliate of such investment manager or investment adviser; provided that such affiliate or such fund, sponsored product or account managed or advised by such Note Holder or the same investment manager or investment adviser that manages such Note Holder or an affiliate of such investment manager or investment adviser executes and delivers to the Company, concurrently with or prior to any binding commitment with respect to such transfer, assignment or other disposition, a joinder agreement in the form attached hereto as Exhibit A, agreeing to be bound by all the terms of this Agreement with respect to the relevant Notes or Interests being transferred, assigned or otherwise disposed of to such affiliate, fund, sponsored product or separate account managed or advised by such Note Holder or the same investment manager or investment adviser that manages such Note Holder or an affiliate of such investment manager or investment adviser, (iii) another Note Holder, or (iv) any other party that executes and delivers to the Company, concurrently with or prior to any binding commitment with respect to such transfer, assignment or other disposition, a joinder agreement in the form attached hereto as Exhibit A, agreeing to be bound by all the terms of this Agreement with respect to the relevant Notes being transferred, assigned or otherwise disposed of to such transferee.
(d)This Agreement, the Letter Agreements, the Confidentiality Agreements entered into by the investment managers of the Note Holders with respect to the Transaction, and any other agreement or instrument to be delivered in connection with or pursuant to the terms hereof constitute the entire agreement between the Parties hereto with respect to the subject matter hereof and supersede all previous negotiations, commitments and writings with respect to such subject matter.
(e)THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401 AND §5-1402). The Parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the Parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each Party agrees that service of process on such Party as provided in Section 8 shall be deemed effective service of process on such Party. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
(f)This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, telecopy or other electronic transmission (including a PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act) shall be effective as delivery of a manually executed counterpart of this Agreement. As used herein, the singular of any word shall include the plural and the plural usage shall include the singular. The words “include”, “includes” and “including” shall be deemed to be followed by “without limitation”.
(g)Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or rendered invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
(h)In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to any Party or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
(i)None of the Parties to this Agreement shall be considered the drafter of this Agreement or any included provision for the purpose of any statute, case law or rule of construction that would or might cause any provision to be construed against the drafter.
(j)The Parties hereto shall cooperate with each other in good faith and take all reasonable actions necessary to carry out the terms and conditions of this Agreement, including cooperating with respect to the execution of any additional forms, instruments, applications or documents necessary to fulfill the terms and conditions of this Agreement. Each of the Parties hereto agrees to do such other things and to execute such further documents or instruments after the date of this Agreement as may reasonably be necessary in order to implement the transactions contemplated by this Agreement.

(k)Except as required by applicable law, no Party or its representatives shall disclose to any person or entity (including, for the avoidance of doubt, any other Note Holder), other than to OCI and representatives of the Certificate Holder and the Company, the number of Notes held by any Note Holder without such Note Holder’s prior written consent; provided that (i) the Company may disclose the aggregate consideration provided in the Transaction; (ii) any Party may disclose information requested by a regulator having authority over such Party to such regulator without limitation or notice to any Party or other person; and (iii) each of the Company and the Certificate Holder shall be permitted to disclose the number of Notes held by the Note Holders in the aggregate.
(l)The Company shall pay the fees and expenses of Kramer Levin Naftalis & Frankel LLP, counsel to one or more Note Holders, that are accrued through the date of this Agreement and that remain unpaid as of such date, within a reasonable time after receiving an invoice from such counsel, and (y) that are accrued from the date of this Agreement through the Closing and that remain unpaid as of such date, within a reasonable time after receiving an invoice from such counsel; and in any event such fees and expenses in (x) and (y) shall be paid within five business days of delivery of an invoice; provided, that such fees and expenses shall not exceed $25,000.00 in the aggregate.
(m)Each Party hereto acknowledges that the remedies at law of the other Parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any Party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

If you are in agreement with the foregoing, please sign and return the enclosed copy of this Agreement to the Company.
    NOTE HOLDERS:

[EJF CAPITAL LLC]

By: ______________________
Name:
Title:

    Address for Notices:

EJF Capital LLC
2107 Wilson Blvd, Suite 410
Arrington, VA 22201

[CVC CREDIT PARTNERS, LLC AND
CVC CREDIT PARTNERS
INVESTMENT MANAGEMENT LIMITED]

By: _____________________
Name:
Title:

By: ______________________
Name:
Title:

Address for Notices:
CVC Credit Partners LLC
712 Fifth Avenue, 42nd Floor
New York, New York 10019
United States of America
creditpartnersoperations@cvc.com / legalteamcredit@cvc.com

CERTIFICATE HOLDER:

AMBAC FINANCIAL GROUP, INC.

By: ________________________
Name:
Title:

Address for Notices:

Ambac Financial Group, Inc.
One World Trade Center
New York, NY 10007
Attn: Stephen M. Ksenak, Senior Managing
Director and General Counsel

COMPANY:
AMBAC ASSURANCE CORPORATION

By: _____________________________
Name:
Title:

Address for Notices:

Ambac Assurance Corporation
One World Trade Center
New York, NY 10007
Attn: Stephen M. Ksenak, Senior Managing
Director and General Counsel

Exhibit 99.1

Ambac Closes Financial Deleveraging Transaction Through Exchange of Outstanding Corolla Trust Obligations for Surplus Notes
Reduces Nominal Debt and Accrued Interest Outstanding by Approximately $73 Million
NEW YORK, NY January 25, 2021 (BUSINESS WIRE) Ambac Financial Group, Inc. (NYSE: AMBC) (“Ambac’), a financial services holding company, today announced that its subsidiary, Ambac Assurance Corporation (“AAC”), successfully completed an exchange whereby it acquired 100% of the outstanding obligations of Corolla Trust in return for AAC issued 5.1% Senior Surplus Notes (“SSNs”). Corolla Trust was established in 2014 and is the sole owner of an AAC Junior Surplus Note (“JSN”) with a face amount of $350 million and accrued and unpaid interest of $164 million through January 22, 2021. Ambac held the residual interest in Corolla Trust, which was also exchanged in return for AAC issued 5.1% SSNs. Following the exchange, AAC expects to collapse Corolla Trust. As a result of this deleveraging transaction, AAC will reduce its nominal debt and accrued interest outstanding by approximately $73 million.
Claude LeBlanc, President and Chief Executive Officer of Ambac, commented: “The successful completion of the exchange of the Corolla Trust obligations for Senior Surplus Notes represents another significant step in our continuous pursuit to deleverage and simplify AAC’s capital structure, consistent with our strategic priorities.”
For additional details regarding this exchange, refer to the corresponding Form 8-K filed with the Securities and Exchange Commission.
Debevoise & Plimpton LLP acted as legal advisor and Moelis & Company LLC acted as financial adviser to Ambac on the transaction.
About Ambac
Ambac Financial Group, Inc. (“Ambac” or “AFG”), headquartered in New York City, is a financial services holding company whose subsidiaries, Ambac Assurance Corporation and Ambac Assurance UK Limited, are financial guarantee insurance companies currently in runoff. Ambac is also in the process of acquiring and/or developing new businesses, through other subsidiaries, including its wholly owned subsidiary Everspan Insurance Company, Everspan Indemnity Insurance Company, Xchange Benefits, LLC and Xchange Affinity Underwriting Agency, LLC. Ambac’s common stock trades on the New York Stock Exchange under the symbol “AMBC”. The Amended and Restated Certificate of Incorporation of Ambac contains substantial restrictions on the ability to transfer Ambac’s common stock. Subject to limited exceptions, any attempted transfer of common stock shall be prohibited and void to the extent that, as a result of such transfer (or any series of transfers of which such transfer is a part), any person or group of persons shall become a holder of 5% or more of Ambac’s common stock or a holder of 5% or more of Ambac’s common stock increases its ownership interest. Ambac is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, we use our website to convey information about our businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information. For more information, please go to www.ambac.com.
Contact
Lisa A. Kampf
Managing Director, Investor Relations
(212) 208-3177
lkampf@ambac.com
Source: Ambac Financial Group, Inc.

Forward-Looking Statements
In this press release, statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “expect,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors” in our most recent SEC filed quarterly or annual report.
Any or all of management’s forward-looking statements here or in other publications may turn out to be incorrect and are based on management’s current belief or opinions. Ambac’s actual results may vary materially, and there are no guarantees about the performance of Ambac’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) the highly speculative nature of AFG’s common stock and volatility in the price of AFG’s common stock; (2) uncertainty concerning the Company’s ability to achieve value for holders of its securities, whether from Ambac Assurance Corporation ("Ambac Assurance") and its subsidiaries or from transactions or opportunities apart from Ambac Assurance and its subsidiaries, including new business initiatives; (3) changes in Ambac’s estimated representation and warranty recoveries or loss reserves over time; (4) failure to recover claims paid on Puerto Rico exposures or incurrence of losses in amounts higher than expected; (5) adverse effects on AFG’s share price resulting from future offerings of debt or equity securities that rank senior to AFG’s common stock; (6) potential of rehabilitation proceedings against Ambac Assurance; (7) dilution of current shareholder value or adverse effects on AFG’s share price resulting from the issuance of additional shares of common stock; (8) inadequacy of reserves established for losses and loss expenses and possibility that changes in loss reserves may result in further volatility of earnings or financial results; (9) increased fiscal stress experienced by issuers of public finance obligations or an increased incidence of Chapter 9 filings or other restructuring proceedings by public finance issuers, including an increased risk of loss on revenue bonds of distressed public finance issuers due to judicial decisions adverse to revenue bond holders; (10) Ambac's inability to realize the expected recoveries included in its financial statements; (11) insufficiency or unavailability of collateral to pay secured obligations; (12) credit risk throughout Ambac’s business, including but not limited to credit risk related to residential mortgage-backed securities, student loan and other asset securitizations, public finance obligations (including obligations of the Commonwealth of Puerto Rico and its instrumentalities and agencies) and exposures to reinsurers; (13) credit risks related to large single risks, risk concentrations and correlated risks; (14) the risk that Ambac’s risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss; (15) risks associated with adverse selection as Ambac’s insured portfolio runs off; (16) adverse effects on operating results or the Company’s financial position resulting from measures taken to reduce risks in its insured portfolio; (17) disagreements or disputes with Ambac's insurance regulators; (18) our inability to mitigate or remediate losses, commute or reduce insured exposures or achieve recoveries or investment objectives, or the failure of any transaction intended to accomplish one or more of these objectives to deliver anticipated results; (19) Ambac’s substantial indebtedness could adversely affect its financial condition and operating flexibility; (20) Ambac may not be able to obtain financing or raise capital on acceptable terms or at all due to its substantial indebtedness and financial condition; (21) Ambac may not be able to generate the significant amount of cash needed to service its debt and financial obligations, and may not be able to refinance its indebtedness; (22) restrictive covenants in agreements and instruments may impair Ambac's ability to pursue or achieve its business strategies; (23) loss of control rights in transactions for which we provide insurance due to a finding that Ambac has defaulted; (24) the impact of catastrophic environmental or natural events, including catastrophic public health events like the COVID-19 pandemic, on significant portions of our insured and investment portfolios; (25) adverse tax consequences or other costs resulting from the characterization of Ambac Assurance’s surplus notes or other obligations as equity; (26) risks attendant to the change in composition of securities in Ambac’s investment portfolio; (27) changes in prevailing interest rates; (28) the expected discontinuance of the London Inter-Bank Offered Rate; (29) factors that may influence the amount of installment premiums paid to Ambac; (30) default by one or more of Ambac's portfolio investments, insured issuers or counterparties; (31) market risks impacting assets in Ambac’s investment portfolio or the value of our assets posted as collateral in respect of interest rate swap transactions; (32) risks relating to determinations of amounts of impairments taken on investments; (33) the risk of litigation and regulatory inquiries or investigations, and the risk of adverse outcomes in connection therewith, which could have a material adverse effect on Ambac’s business, operations, financial position, profitability or cash flows; (34) actions of stakeholders whose interests are not aligned with broader interests of Ambac's stockholders; (35) system security risks, data protection breaches and cyber attacks; (36) changes in accounting principles or practices that may impact Ambac’s reported financial results; (37) the economic and regulatory impact of “Brexit”; (38) operational risks, including with respect to internal processes, risk and investment models, systems and employees, and failures in services or products provided by third parties; (39) Ambac’s financial position that may prompt departures of key employees and may impact its ability to attract qualified executives and employees; (40) fluctuations in foreign currency exchange rates could adversely impact the insured portfolio in the event of loss reserves or claim payments denominated in a currency other than US dollars and the value of non-US dollar denominated securities in our investment portfolio; (41) decisions made by Ambac Assurance’s primary insurance regulator for the benefit of policyholders that may result in material adverse consequences for holders of Ambac’s securities or holders of securities issued or incurred by Ambac Assurance; and (42) other risks and uncertainties that have not been identified at this time.

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